UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

iCoreConnect Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 810-7706

FG Merger Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ICCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

On September 6, 2023, the Audit Committee of the Board of Directors of iCoreConnect, Inc. (the “Company”) approved the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2023. Marcum served as the independent registered public accounting firm of iCoreConnect, Inc., a Nevada corporation (“Old iCore”), prior to the business combination between the Company and Old iCore that was completed on August 25, 2023. Accordingly, Plante & Moran, PLLC (“Plante & Moran”), the independent registered public accounting firm of the Company prior to the business combination, was dismissed on September 6, 2023 as the Company’s independent registered public accounting firm.

The reports of Plante & Moran on the Company’s balance sheets as of December 31, 2022 and December 31, 2021 and the statements of operations, changes in stockholders’ equity and cash flows for the fiscal years ended December 31, 2022 and December 31, 2021, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such audit reports contained explanatory paragraphs in which Plante & Moran expressed substantial doubt as to FGMC’s ability to continue as a going concern if it did not complete a business combination by June 1, 2023 (unless such period was extended, which extension occurred).

During the two years ended December 31, 2022, and the subsequent period through September 6, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between the Company and Plante & Moran on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Plante & Moran, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such periods.

During the two years ended December 31, 2022 and the subsequent period through September 6, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the two year period ended December 31, 2022 and the subsequent period through September 6, 2023, the Company did not consult with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided that Marcum concluded was an important factor considered by Marcum in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company provided Plante & Moran with a copy of the foregoing disclosures and has requested that Plante & Moran furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Plante & Moran’s letter, dated September 11, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

16.1	Letter dated September 11, 2023 from Plante & Moran, PLLC to the SEC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCoreConnect Inc. (Registrant)

Dated: September 11, 2023	By:	/s/ Robert McDermott
	Name:	Robert McDermott
	Title:	President and Chief Executive Officer

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